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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eli Barkat, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of BackWeb Technologies Ltd. on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.

This Certification shall not be deemed "filed" with the Securities and Exchange Commission.

                                     By:    /s/ ELI BARKAT
                                            -----------------------------------
                                     Name:  Eli Barkat
                                     Title: Chief Executive Officer
                                     Date:  November 14, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Morgan, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of BackWeb Technologies Ltd. on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.

This Certification shall not be deemed "filed" with the Securities and Exchange Commission.

                                      By:    /s/ MICHAEL A. MORGAN
                                             -----------------------------------
                                      Name:  Michael A. Morgan
                                      Title: Chief Financial Officer
                                      Date:  November 14, 2003